AXS Chesapeake Strategy Fund

Class A Shares: ECHAX

Class C Shares: ECHCX

Class I Shares: EQCHX

A series of Investment Managers Series Trust II (the “Trust”)

Supplement dated July 29, 2022, to the

Prospectus dated February 1, 2022, as supplemented.

Effective July 23, 2022 (the “Effective Date”), AXS Investments LLC (the “Advisor”) has agreed to lower its management fee for the AXS Chesapeake Strategy Fund (the “Fund”) from 1.50% to 1.45% of the Fund’s average daily net assets. Accordingly, as of the Effective Date, the following revisions are made to the Fund’s Prospectus:

The “Fees and Expenses of the Fund” in the Fund’s summary section of the Prospectus is deleted in its entirety and replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in Class A shares of the Fund. More information about these and other discounts is available from your financial professional and in the sections titled "YOUR ACCOUNT WITH THE FUND - Purchase of Shares/Class A Shares Purchase Program", "YOUR ACCOUNT WITH THE FUND - Purchase of Shares/Class C Shares Purchase Programs", "YOUR ACCOUNT WITH THE FUND - Purchase of Shares/Class I Shares" and in "APPENDIX A - Waivers and Discounts Available from Intermediaries" of the Prospectus.

	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	None	1.00%[2]	None
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed)	None	None	None
Wire fee	$20	$20	$20
Overnight check delivery fee	$25	$25	$25
Retirement account fees (annual maintenance fee)	$15	$15	$15
Annual Fund Operating Expenses[1] (expenses that you pay each year as a percentage of the value of your investment)
Management fees[3]	1.45%	1.45%	1.45%
Distribution and service (Rule 12b-1) fees	0.25%	1.00%	None
Other expenses[4]	0.80%	0.80%	0.80%
Acquired fund fees and expenses	0.06%	0.06%	0.06%
Total annual fund operating expenses[5,6]	2.56%	3.31%	2.31%
Fees waived and/or expenses reimbursed	(0.40)%	(0.40)%	(0.40)%
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[5,6]	2.16%	2.91%	1.91%

[1]	The expense information in the table has been restated to reflect the current management fee, effective July 23, 2022, and other expenses.
[2]	Class C Shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00% on any shares sold within 12 months of the date of purchase.
[3]	The Fund’s “Management Fees” include a management fee paid to the advisor by the Fund’s consolidated wholly-owned subsidiary (“Subsidiary”) at the annual rate of 1.45% of the Subsidiary’s average daily net assets. The advisor has contractually agreed, for so long as the Fund invests in the Subsidiary, to waive a portion of the management fee it receives from the Fund in an amount equal to the management fee paid to the advisor by the Subsidiary, with no right to recoupment. This undertaking may not be terminated by the advisor as long as the investment advisory agreement between the Subsidiary and the advisor is in place unless the advisor obtains the prior approval of the Trust’s Board of Trustees.
[4]	“Other Expenses” include expenses of the Fund’s Subsidiary other than management fees paid by the Subsidiary to the advisor, which are included in “Management Fees” in the table above.
[5]	The “Total annual fund operating expenses” and “Total annual fund operating expenses after waiving fees and/or reimbursing expenses” do not correlate to the ratio of expenses to average net assets appearing in the financial highlights table, which reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.
[6]	The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding, as applicable, taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses (such as litigation expenses) do not exceed 2.10%, 2.85% and 1.85% of the average daily net assets of Class A, Class C and Class I shares of the Fund, respectively. This agreement is effective until July 22, 2024, and it may be terminated before that date only by Trust’s Board of Trustees. The advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made by the advisor to the Fund for a period ending three years after the date of the waiver or payment. Similarly, the predecessor fund’s investment advisor, Equinox Institutional Asset Management, LP (“Equinox”), is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made by Equinox to the predecessor fund prior to the predecessor fund’s reorganization on November 8, 2019, for a period ending three years after the date of the waiver of payment, In each case, such reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. Reimbursements of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first. Any reimbursement of fees waived or payments made by Equinox to the predecessor fund prior to the reorganization must be approved by the Trust’s Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Class A and Class C shares and $100,000 (initial investment minimum) in Class I shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A Shares	$781	$1,252	$1,788	$3,245
Class C Shares	$394	$942	$1,656	$3,548
Class I Shares	$194	$643	$1,161	$2,582

You would pay the following expenses if you did not redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Class C Shares	$294	$942	$1,656	$3,548

The fifth paragraph and table under the “Investment Advisor” heading of the Prospectus is deleted in its entirety and replaced with the following:

Pursuant to the Advisory Agreement, for its services, the Advisor is entitled to receive an annual management fee as listed below of each Fund’s average daily net assets, calculated daily and payable twice a month. For the fiscal year ended September 30, 2021, the Advisor received advisory fees, net of fee waivers, as follows:

Fund	Contractual Advisory Fees As a Percentage of Average Daily Net Assets	Advisory Fee (Net of Fee Waivers) As a Percentage of Average Daily Net Assets
AXS All Terrain Opportunity Fund	1.40%	0.88%
AXS Alternative Growth Fund	0.75%	0.00%
AXS Alternative Value Fund	0.65%	0.00%
AXS Chesapeake Strategy Fund**	1.45%	0.25%
AXS Market Neutral Fund	1.40%	0.10%
AXS Merger Fund	1.25%*	0.73%
AXS Multi-Strategy Alternatives Fund	1.00%	0.60%
AXS Sustainable Income Fund	0.70%	0.57%
AXS Thomson Reuters Private Equity Return Tracker Fund	1.25%	0.63%
AXS Thomson Reuters Venture Capital Return Tracker Fund	1.25%	1.05%

*	On assets up to $2 billion, 1.125% on assets between $2 billion and $4 billion, and 1.00% on assets in excess of $4 billion.
**	With respect to the AXS Chesapeake Strategy Fund, effective July 23, 2022, the Advisor agreed to lower its management fee from 1.50% to 1.45% of the average daily net assets of the Fund.

The second paragraph under the “Fund Expenses” heading of the Prospectus is updated to reflect that the expense limitation arrangement with respect to the Fund is in effect until July 22, 2024.

As of the Effective Date, all additional references in the Prospectus to the annual management fee arrangement with respect to the Fund are revised as indicated above.

Please file this Supplement with your records.